                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      HERITAGE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        HERITAGE FINANCIAL SERVICES, INC.
                               25 JEFFERSON STREET
                          CLARKSVILLE, TENNESSEE 37040

To the Shareholders of Heritage Financial Services, Inc.

You are invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Heritage Financial Services, Inc. (the "Company") which will be held at 141 Jefferson Street, Clarksville, Tennessee (the building adjacent to the main office) on April 15, 1997, at 1:00 p.m.
for the following purposes:

(1)  To elect six directors.
(2) To ratify Heathcott and Mullaly as the independent auditors of the Company for the upcoming year.
(3) To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on February 28, 1997, are entitled to notice of the meeting and to vote at the Annual Meeting or any adjournment thereof.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

By order of the Board of Directors



JOHN T. HALLIBURTON
Secretary to the Board

Clarksville, Tennessee
March 17, 1997


                                    IMPORTANT

Whether or not you plan to attend the Annual Meeting, it would be appreciated if you would complete, sign, and promptly return the enclosed proxy in the self-addressed prepaid envelope prior to the meeting. This will not prevent you from voting in person, if you so desire.

                                 PROXY STATEMENT
                        HERITAGE FINANCIAL SERVICES, INC.


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Heritage Financial Services, Inc. to be voted at the Annual Meeting of Shareholders of the Company to be held at 141 Jefferson Street, Clarksville, Tennessee (the building adjacent to the main office) on April 15, 1997, at 1:00 p.m. for the purposes set forth in the accompanying notice. A proxy may be revoked by the shareholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. This proxy statement and the accompanying form of proxy have been mailed on or about March 17, 1997. The information contained herein is as of January 31, 1997, unless otherwise indicated. This proxy solicitation is made by the Company and the expenses thereof will be borne directly or indirectly by the Company.

The Company's principal executive office is located at 25 Jefferson Street, Clarksville, Tennessee 37040.



                      OTHER MEETING AND VOTING INFORMATION

The shares represented by such proxies will be voted in accordance with the choices specified therein. If no choice has been specified, the shares will be voted FOR election of the nominees for director named herein, and in the proxies' discretion on any other matter which may properly come before the Annual Meeting.

The Board of Directors of the Company (the "Board") does not know of any other matters which will be presented for action at the Annual Meeting, but the persons named in the proxy (who are not directors of the Company) intend to vote or act with respect to any other proposal which may be presented for action according to their best judgment.

As of the record date, the Company has outstanding 554,010 shares of its $2 par value common stock. Holders of common stock are entitled to one vote for each share of common stock held on all matters to come before the Annual Meeting. Only shareholders of record at the close of business on February 28, 1997, are entitled to vote at the Annual Meeting or any adjournment thereof.

The affirmative vote of a plurality of the votes cast is required in the election of the nominees as directors.

                             ELECTION OF DIRECTORS

The Company's Charter and By-laws provides that the Board of Directors shall consist of a minimum of three (3) and a maximum of twelve (12) directors. The Board currently consists of twelve directors. The Charter and By-laws also provide that the terms of the Board of Directors be staggered so approximately one-third of the directors are elected each year to three (3) year terms. The Board of Directors has proposed that the six nominees noted below be elected for the terms indicated. All nominees currently serve as directors of the Company.

The following table shows the beneficial ownership of the Company's common stock by all directors, nominees for director, and by all directors and officers of the Company as a group on January 31, 1997, as well as their respective percentage of issued and outstanding common stock of the Company. Except where otherwise stated, sole voting and investment power are held by the beneficial owners named.

                                                       AMOUNT & NATURE
    NAME OF                      ADDRESS OF             OF BENEFICIAL    PERCENTAGE
BENEFICIAL OWNER              BENIFICAL OWNER              OWNER           CLASS
----------------              ---------------              -----           -----
   William G. Beach (1)      2855 Wimbledon Ct.           1,137         0.20%
                             Clarksville, Tennessee

   Jeffrey V. Bibb (2)       103 Jefferson Street        10,222         1.78%
                             Clarksville, Tennessee

 Earl O. Bradley, III (3)    25 Jefferson Street         47,855         8.34%
                             Clarksville, Tennessee

   David R. Farris (4)       818 River Run                3,197         0.56%
                             Clarksville, Tennessee

George R. Fleming, Sr. (5)   107 North Third Street      19,589         3.41%
                             Clarksville, Tennessee

 John T. Halliburton (6)     25 Jefferson Street         41,696         7.27%
                             Clarksville, Tennessee

  James G. Holleman (7)      111 South Riverside Drive   15,874         2.77%
                             Clarksville, Tennessee

    Ruth C. Hutton (8)       267 Cherokee Trail           1,100         0.19%
                             Clarksville, Tennessee

 William Lawson Mabry (9)    111 South Riverside Drive   14,895         2.60%
                             Clarksville, Tennessee

   Ted R. McCurdy (10)       2701 E. Ashland City Road    1,140         0.20%
                             Clarksville, Tennessee

  James W. Russell (11)      1778 New Ashland City Road  20,303         3.54%
                             Clarksville, Tennessee

  James E. Thomas (12)       1891 Ft. Campbell Blvd.     18,409         3.21%
                             Clarksville, Tennessee

& Officers as a group (17 persons) (13)                 223,764        39.00%


(1) Includes 137 shares in the Directors' Unfunded Deferred Compensation Plan for Mr. Beach.

(2) Includes 209 shares held in custodian accounts for minor children over which Mr. Bibb has joint voting and investment power, 8,685 shares held in Mr. Bibb's IRA account, 313 shares jointly owned with his wife, and 1,015 remaining stock options. Mr. Bibb has exercised 3,985 stock options.

(3) Includes 871 shares held in custodian accounts for minor children over which Mr. Bradley has sole voting and investment power, 1,000 shares held in Mr. Bradley's IRA account, 1,921 vested shares in the Company's ESOP, and 2,700 stock options. Mr. Bradley has exercised 32,300 options. The Company's 1996 ESOP contribution has not been allocated.

(4) Includes 1,494 shares held in Mr. Farris' IRA account, 1,494 shares held in his wife's IRA account to which Mr. Farris disclaims beneficial ownership, and 209 shares in the Directors' Unfunded Deferred Compensation Plan.

(5) Includes 6,269 shares held by Fleming and Fleming Rental, a partnership of which Mr. Fleming is a partner, and 259 shares in the Directors' Unfunded Deferred Compensation Plan.

(6) Includes 4,406 shares held in Mr. Halliburton's IRA account, 1,613 vested shares in the Company's ESOP, 30,677 shares jointly owned with his wife and 5,000 stock options. Mr. Halliburton has exercised 30,000 options. The Company's 1996 ESOP contribution has not been allocated.

(7) Includes 1,054 shares owned by Mr. Holleman's wife, 1,159 shares owned by a family member living at home as to which Mr. Holleman disclaims beneficial ownership, and 321 shares in the Directors' Unfunded Deferred Compensation Plan.

(8) Includes 56 shares in the Directors' Unfunded Deferred Compensation Plan for Mrs. Hutton.

(9) Includes 10,371 shares held in Mr. Mabry's IRA accounts, and 259 shares in the Directors' Unfunded Deferred Compensation Plan.

(10) Includes 140 shares in the Directors' Unfunded Deferred Compensation Plan for Dr. McCurdy.

(11) Includes 557 shares held in Mr. Russell's IRA account, 557 shares held in his wife's IRA account as to which Mr. Russell disclaims beneficial ownership, 18,939 shares held in the James W. and Vista Russell Revocable Living Trust, and 250 shares in the Directors' Unfunded Deferred Compensation Plan.

(12) Includes 5,642 shares owned by Mr. Thomas's wife as to which Mr. Thomas disclaims beneficial ownership, 12,528 shares held in the James Eldon Thomas Family Family Partnership, L.P., and 237 shares in the Directors' Unfunded Deferred Compensation Plan.

(13) Includes 19,715 vested stock options, and 6,409 vested shares in the Company's ESOP. The Company's 1996 ESOP contribution has not been allocated.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

To the knowledge of the Company, the individuals listed below are the only shareholders who beneficially own more than five percent (5%) of the outstanding common stock of the Company.

         Name & Address                 Amount & Nature of        Percent of
       of Beneficial Owner               Beneficial Owner           Class
       -------------------               ----------------           -----
     Earl O. Bradley, III (1)
          25 Jefferson Street
          Clarksville, Tennessee             47,855                 8.34%

     John T. Halliburton (2)
          25 Jefferson Street
          Clarksville, Tennessee             41,696                 7.27%

(1) Includes 871 shares held in custodian accounts for minor children over which Mr. Bradley has sole voting and investment power, 1,000 shares held in Mr. Bradley's IRA account, 1,921 vested shares in the Company's ESOP, and 2,700 stock options. Mr. Bradley has exercised 32,300 options.

(2) Includes 4,406 shares held in Mr. Halliburton's IRA account, 1,613 vested shares in the Company's ESOP, 30,677 shares jointly owned with his wife and 5,000 stock options. Mr. Halliburton has exercised 30,000 options. The Company's 1996 ESOP contribution has not been allocated.







                       NOMINEES FOR ELECTION AS DIRECTORS


The following individuals have been nominated for directors by the Board of Directors. Mr. Farris, Mr. Fleming, Mr. Halliburton and Mrs. Hutton are nominated to serve three (3) year terms; Dr. McCurdy is nominated to serve a two
(2) year term; and Mr. Beach is nominated to serve a one (1) year term. The Board of Directors has no reason to believe that any nominees for director will be unavailable for election. However, if any of the nominees should become unavailable for election and unless authority is withheld, the holders of the proxies solicited hereby will vote for such other individual(s) as the Board of Directors may recommend.

                                WILLIAM G. BEACH
                              Director since: 1996
                              Term to expire: 1997
                                     Age: 40
                        Residence: Clarksville, Tennessee

Mr. Beach is the President of Beach Oil Company, an Amoco Oil distributor and owner/operator of convenience markets. He graduated from Austin Peay State University in 1978.

                                 DAVID R. FARRIS
                              Director since: 1994
                              Term to expire: 1997
                                     Age: 59
                        Residence: Clarksville, Tennessee

Mr. Farris is a marketing consultant. He retired with over 28 years from American Standard, Inc., where he served as an Executive Vice President and Corporate Officer. Mr. Farris graduated from the University of Wisconsin in 1960 with a B.S. degree in Engineering and did his post graduate work at the University of Missouri.

                             GEORGE R. FLEMING, SR.
                              Director since: 1989
                              Term to expire: 1997
                                     Age: 73
                        Residence: Clarksville, Tennessee

Mr. Fleming is of counsel with the law firm of Daniel, Harvil, Batson & Nolan. He received his J.D. degree from the University of Tennessee College of Law in 1950 and has practiced law in Clarksville since 1952.

                               JOHN T. HALLIBURTON
                Executive Vice President and Corporate Secretary
                              Director since: 1989
                              Term to expire: 1997
                                     Age: 49
                        Residence: Clarksville, Tennessee

Mr. Halliburton has served as Executive Vice President and Secretary of the Board since its formation in 1989. He graduated from Austin Peay State University in 1969 with a B.S. degree in Business Administration, and is a graduate of the Tennessee Commercial Lending School held at Vanderbilt University.

                                 RUTH C. HUTTON
                              Director since: 1989
                              Term to expire: 1997
                                     Age: 73
                        Residence: Clarksville, Tennessee

Prior to retirement, Mrs. Hutton was the manager of the Clarksville Credit Bureau. She is a graduate of the Garrett School of Business and the University of North Carolina Management Institute.

                               DR. TED R. MCCURDY
                              Director since: 1996
                              Term to expire: 1997
                                     Age: 51
                        Residence: Clarksville, Tennessee

Dr. McCurdy is an oral and maxillofacial surgeon in private practice at the Clarksville Oral Surgery Center. He graduated with a B.S. degree from Mercer University in Macon, Georgia, attended the University of Tennessee Medical School in Memphis, and completed his intern/residency at the University of Tennessee Memorial Research Hospital in Knoxville.





                 CONTINUING DIRECTORS UNTIL 1998 ANNUAL MEETING


                                 JEFFREY V. BIBB
                              Director since: 1989
                              Term to expire: 1998
                                     Age 42
                        Residence: Clarksville, Tennessee

Mr. Bibb is a partner in the firm of Bibb, Lott and Fryer Marketing/Advertising. He is also owner/organizer of the Clarksville Coyotes professional baseball team. Mr. Bibb is a 1976 graduate of Austin Peay State University with a B.A. degree in Urban Affairs and Regional Development.

                                JAMES G. HOLLEMAN
                              Chairman of the Board
                              Director since: 1989
                              Term to expire: 1998
                                     Age 65
                        Residence: Clarksville, Tennessee

Mr. Holleman has served as Chairman of the Board of Directors of the Bank since its formation in 1989. He is engaged in the real estate business, and is President of Conroy, Marable & Holleman Real Estate, Inc. and Chairman of the Board of CM&H Commercial Properties, Inc. He graduated from Vanderbilt University in 1953 with a B.A. in Business Administration.



                              JAMES E. THOMAS, SR.
                              Director since: 1989
                              Term to expire: 1998
                                     Age 63
                        Residence: Clarksville, Tennessee

Mr. Thomas is the owner of various investment properties. He graduated from Vanderbilt University in 1956 with a B.A. degree in Business Administration.




                 CONTINUING DIRECTORS UNTIL 1999 ANNUAL MEETING

                              EARL O. BRADLEY, III
                                President and CEO
                              Director since: 1989
                              Term to expire: 1999
                                     Age: 41
                        Residence: Clarksville, Tennessee

Mr. Bradley has served as President and Chief Executive Officer of the Bank since its formation in 1989. Mr. Bradley graduated from Austin Peay State University in 1977 with a B.S. degree in Accounting. He is a licensed Certified Public Accountant, and is a graduate of the University of Wisconsin School for Bank Administration and the Tennessee Commercial Lending School held at Vanderbilt University.

                                 W. LAWSON MABRY
                              Director since: 1989
                              Term to expire: 1999
                                     Age: 41
                        Residence: Clarksville, Tennessee

Mr. Mabry is a real estate broker with Conroy, Marable and Holleman Real Estate, Inc., and is actively involved in the ownership and development of real estate. He graduated from Austin Peay State University in 1977 with a B.S. degree in English.


                              JAMES W. RUSSELL, SR.
                              Director since: 1989
                              Term to expire: 1999
                                     Age: 72
                        Residence: Clarksville, Tennessee

Mr. Russell serves as President of Russell, Russell and Waddle, Inc. a firm engaged in real estate development and contracting.

There are no family relationships between any director or executive officer of the Company. There are no arrangements or understandings regarding the election of any of the foregoing nominees as directors. All nominations for membership on the Board of Directors originated with the Board of Directors.



                     DESCRIPTION OF THE BOARD AND COMMITTEES

During 1996, the Board met monthly and on a called basis for a total of 16 meetings. The Board has six standing committees: the Executive Committee, the Audit Committee, the Incorporators Stock Option Plan Committee, the Employees Stock Option Plan Committee, the Facilities Committee and the Human Resources Committee. All except the Executive Committee meet on a called basis. The Board has no separate Nominating Committee.

The Executive Committee consists of three permanent members - the Chairman of the Board, the President/CEO, and the Executive Vice President. The remaining directors serve on the Executive Committee on a rotational basis. The Executive Committee oversees the Bank between Board meetings and met on a weekly basis in 1996 for a total of 47 meetings.

The Audit Committee consists of three non-employee directors - George Fleming, Sr., Ruth Hutton and Lawson Mabry. The Committee acts on behalf of the Board to ensure that the affairs and operations of the Company are subject to proper audits and control procedures. The Committee communicates to the Board the findings and reports of the independent auditors of the Company and assures that the auditors are free to exercise their function independently of management. The Audit Committee met three times during 1996.

The Human Resources Committee consists of four non-employee directors - James Thomas, Sr., Ruth Hutton, Jeff Bibb and David Farris. This Committee oversees the personnel practices and procedures of the Company, employee benefit programs, and acts with regard to salary administration. The Committee sets the salaries of certain officers of the Company, and recommends to the Board the salaries of officers of the Company who are also directors. The Human Resources Committee met three times in 1996.

The Employee Stock Option Plan Committee consists of three non-employee directors - Lawson Mabry, James Russell and George Fleming, Sr. The Employee Stock Option Plan Committee met once during 1996. The Committee granted 10,050 options and 12,300 options were exercised during 1996.

The Incorporator Stock Option Plan Committee consists of directors Ruth Hutton, Earl Bradley and John Halliburton who are not subject to receiving options under this plan. The Incorporator Stock Option Plan Committee did not meet during 1996. There were 547 options exercised in accordance with the plan during the year.

The Facilities Committee consists of directors Jeff Bibb, David Farris, Lawson Mabry, James Russell and James Thomas, Sr. The Facilities Committee met six times in 1996. The committee is responsible for planning future needs related to facilities including the selection of locations, building requirements, and space needs.

All board members were in attendance at 75% or more of the meetings.



                            COMPENSATION OF DIRECTORS

During 1996, the Chairman of the Board and Committee Chairmans received annual retainers of $3,000 and $2,000, respectively. All other non-employee directors receive an annual retainer of $1,800. All non-employee directors also received $200 for attendance at each Board Meeting and $100 for attendance at each Committee Meeting. Also, all non-employee directors received an incentive fee of $1,800 based upon the Company achieving certain net income and asset growth goals.

                                CASH COMPENSATION

The following table sets forth information concerning cash compensation paid during the year ended December 31, 1996, to officers of the Company whose salary and bonus exceeded $100,000. See the Summary Compensation Table following the Employee Stock Option Plan section for additional information.


                                 PRINCIPAL CAPACITIES                   CASH
           NAME                        SERVED                      COMPENSATION
           ----                        ------                      ------------

   Earl O. Bradley, III      President, CEO & Director               $140,901

   John T. Halliburton       Executive Vice President & Director     $109,313

   7 Executive Officers as a group, including those named above      $605,163

Non-cash compensation does not exceed 10% of cash compensation of any of the persons referred to in the above table.


                            CERTAIN RELATIONSHIPS AND
                           RELATED PARTY TRANSACTIONS

Certain of the Bank's officers and directors are at present, as in the past, customers of the Bank, and are directors or officers of corporations, or members of partnerships, which are customers of the Bank. As such customers, they had transactions in the ordinary course of business with the Bank, including borrowings, all of which are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present any other unfavorable features.

James W. Russell, Sr. is President of Russell, Russell and Waddle, Inc. (RR&W). During 1996, RR&W received $15,326 for remodeling certain offices of the Bank. In addition, RR&W purchased foreclosed real estate in the amount of $5,000 from the Bank during 1996.

Jeffrey V. Bibb is a partner in the firm of Bibb, Lott and Fryer
Marketing/Advertising. During 1996, the Bank paid $75,744 to the firm for services rendered.

James G. Holleman is President of Conroy, Marable & Holleman Real Estate, Inc. (CM&H). During 1996, the Bank leased office space from CM&H in the amount of $15,000.

Earl Bradley, Lawson Mabry, John Halliburton, James Russell, James Holleman, David Farris and George Fleming, Sr. are partners in Riverside Partners. During 1996, the Bank leased office space from Riverside Partners in the amount of $18,813.

                          DIRECTORS' UNFUNDED DEFERRED
                                COMPENSATION PLAN

In 1996, the Company adopted the Directors' Unfunded Deferred Compensation Plan to provide incentive to the directors who have contributed to the success of the Company, and which are expected to continue to contribute to such success in the future. The plan is administrated by the Board, and acts through a majority of its members. Non-employee directors are eligible to participate in the plan and may elect to defer all or part of their director's compensation to the plan. The plan purchases common stock of the company for the benefit of those directors electing to participate in the plan. During 1996, directors elected to defer $59,500 of compensation into the plan, and 1,871 shares of common stock was purchased for the benefit of the participating directors in January of 1997.

                          EMPLOYEE STOCK OWNERSHIP PLAN

The Bank maintains an employee stock ownership plan (ESOP) for salaried employees who have attained the age of 21 and have completed one year of service. Contributions to the ESOP are at the discretion of the Board of Directors and are predetermined annually based upon the Company achieving certain operating results. The ESOP purchases common stock of the Company for the benefit of eligible employees. The shares are held in trust for each employee until retirement, death, or termination. Contributions are allocated to each participant based upon their compensation in relation to the total compensation of all eligible participants. Participants have no vesting to their account until the completion of five years of service, upon which they become 100% vested. During 1996, $131,250 was allocated to the ESOP.

                         INCORPORATOR STOCK OPTION PLAN

An Incoporator Stock Option Plan (ISOP) was adopted at the 1989 organizational shareholder meeting. The purpose of the ISOP was to advance the interests of the Bank and its shareholders by rewarding the non-employee incorporators of the Bank for their efforts during the organizational phase of the Bank's operations, by providing such incorporators with the incentive for outstanding performance inherent in stock options, and by increasing their proprietary interest in the Bank through increased stock ownership.

Each eligible incorporator was granted options to purchase 5,000 shares of the Company's common stock at $10.00 per share which represented the fair market value of the stock at the grant date. The plan provided for a total of 35,000 options, all of which were granted, 33,985 options have been exercised, and 1,015 shares are currently exercisable.

                           EMPLOYEE STOCK OPTION PLAN

The Company maintains an employee stock option plan to advance the interests of the Bank and its shareholders by attracting and retaining in the employment of the Company key professional and management employees, by providing such employees with the incentive for outstanding performance inherent in stock options, and by increasing their proprietary interest in the Company through stock ownership.

The plan is administered, interpreted and applied by a committee consisting of three (3) Board members, none of which are eligible to receive options. The Committee is authorized to select key employees (including executive officers and directors who are salaried employees) of the Company to whom options are to be granted under the plan; to determine the number of shares subject to each option; to fix the period or periods during which the option may be exercised (not to exceed ten years); and to fix the prices at which shares subject to options may be purchased. The plan provides for a total of 150,000 options, which may be granted through May 24, 1999, (termination date of the plan). As of December 31, 1996, 113,119 shares have been granted, 68,800 shares have been exercised, and 18,200 shares are currently exercisable.

The right to exercise an option generally expires three (3) months after employment is terminated. In the event of any change in the outstanding shares of stock by reason of stock dividend, split or combination, recapitalization or reclassification, or a reorganization, merger, etc., the number and class of shares then subject to options shall be appropriately adjusted by the committee to reflect such change.

The following table sets forth the compensation paid or accrued during the three years ended December 31, 1996, 1995 and 1994 to the President/CEO, and any other officer of the Company whose total annual salary and bonus exceeds $100,000.

                           SUMMARY COMPENSATION TABLE

              ANNUAL COMPENSATION          ALL OTHER
NAME AND POSITION               YEAR    SALARY     BONUS     COMPENSATION (1)
-----------------               ----    ------     -----     ------------
                                1996    125,000    28,748       15,901
Earl O. Bradley, III            1995    100,000    35,000       11,276
President, CEO & Director       1994     87,400    30,590        5,590

                                1996    106,250    24,437        3,063
John T. Halliburton             1995     85,000    30,000        2,726
Executive Vice President        1994     75,700    20,000        3,483

(1) The aggregate amount of perquisites and other personal benefits not reported above does not exceed 10% of the total annual salary and bonuses reported above for such named executive officers. The value of the participant's vested interest in shares held in the Company's Employee Stock Ownership Plan (ESOP) is based on an independent valuation of shares held by the ESOP.

It is anticipated that Earl O. Bradley, III and John T. Halliburton will continue to serve as President/CEO and Executive Vice President, respectively, until the next Annual Meeting.

                          AGGREGATED OPTIONS EXERCISES
                            IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTIONS VALUES


                                                               NUMBER OF                         VALUE OF UNEXERCISED (1)
                         SHARES                           UNEXERCISED OPTIONS                     IN-THE-MONEY OPTIONS
                       ACQUIRED ON       VALUE             AT FISCAL YEAR -END                     AT FISCAL YEAR-END
NAME                    EXERCISE (#)    REALIZED         EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE
Earl O. Bradley, III     2,300           $50,600             2,700 /1,540                          $ 59,400 /$10,780

John T. Halliburton      5,000           $110,000            5,000 /1,300                          $110,000 /$ 9,100

(1) Dollar values were calculated by determining the difference between the price of the common stock on December 31, 1996 ($32.00 per share) and the exercise price of such options.

During 1996, the Company granted 1,540 and 1,300 stock options to Mr. Bradley and Mr. Halliburton, respectively. The Company did not grant any additional restricted stock awards, stock appreciations rights or make any long-term incentive pay-outs during 1994, 1995 or 1996 to either Mr. Bradley or Mr. Halliburton.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Heathcott and Mullaly, Certified Public Accountants, has been the Company's independent auditors since 1991 and reported on the Company's consolidated financial statements for the year end December 31, 1996. Heathcott and Mullaly is a member of the SEC Practice Section of the American Institute of Certified Public Accountants division for CPA firms. A representative of Heathcott and Mullaly is not expected to attend the Annual Meeting.

                             SHAREHOLDER PROPOSALS

In order for appropriate proposals by shareholders to be included in the 1998 proxy materials and to be considered for the 1997 Annual Meeting, all such proposals intended for presentation at the 1997 Annual Meeting must be mailed to Earl O. Bradley, III, President and CEO, Heritage Financial Services, Inc., 25 Jefferson Street, Clarksville, Tennessee 37040, and must be received no later than November 18, 1997.

                          ANNUAL REPORT ON FORM 10-KSB

TO OBTAIN A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS), PLEASE WRITE EARL O. BRADLEY, III, PRESIDENT AND CEO, HERITAGE FINANCIAL SERVICES, INC., 25 JEFFERSON STREET, CLARKSVILLE, TENNESSEE 37040.

                                                                      APPENDIX A


                                    PROXY
                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                         APRIL 15, 1997 AT 1:00 P.M.


                       HERITAGE FINANCIAL SERVICES, INC.
                             25 JEFFERSON STREET
                            CLARKSVILLE, TN 37040


The undersigned, having received the notice of the Annual meeting of Shareholders dated April 15, 1997, hereby appoints David Smithfield and Judge Sam Boaz, either of whom may act as proxies, with full power of substitution, proxy and attorneys-in-fact of the undersigned to vote all the shares of common stock of Heritage Financial Services, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 141 Jefferson Street, Clarksville, Tennessee (the Annex) on April 15, 1997, at 1:00 p.m. and any adjournments thereof, and the undersigned instructs said proxies to vote upon the following matters:

1. To elect to the Board of Directors of the Company, six (6) directors listed in the Proxy Statement.

    FOR ALL NOMINEES LISTED BELOW
----    (Except as marked to the contrary below)

    WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
----

INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.

    William Beach               David Farris            George R. Fleming, Sr.
 John T. Halliburton             Ruth Hutton                 Ted McCurdy

2. The ratification of Heathcott and Mullaly as the independent accountants and auditors for the Company.

            FOR                    AGAINST                   ABSTAIN
        ----                  -----                     -----

3. All such matters as may properly come before the meeting or any adjournment thereof.

Any proxy heretofore given for said meeting is hereby revoked.

IF NO INSTRUCTIONS ARE GIVEN ABOVE, THE UNDERSIGNED SHAREHOLDER HEREBY AUTHORIZE THE PROXIES NAMED HEREIN TO VOTE "FOR" PROPOSALS 1,2&3.



---------------------   -------------   ---------------------    -------------
     Signature               Date              Signature              Date

(See special instructions below)
Please date and sign the above exactly as your name or names appear on the Stock Certificates. If shares are held by two or more persons, all must sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian or other person acting in a representative or fiduciary capacity, please give full title as such. If the signor is signing for a corporation, please sign in full the corporate name by a duly authorized officer with full title.